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                                                                    EXHIBIT 10.8


                          PLEDGE AND SECURITY AGREEMENT


                  THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of December 31, 1998, is entered into by LAKES GAMING, INC. (formerly known as GCI LAKES, INC.), a Minnesota corporation ("Debtor"), and FIRST UNION NATIONAL BANK, a national banking association, as Trustee under the Trust Agreement described below ("Trustee"), in favor of Grand Casinos, Inc., a Minnesota corporation ("Secured Party").

                                    RECITALS

                  A. Debtor and Secured Party are parties to a Distribution Agreement, dated as of the date hereof, and certain ancillary agreements thereto (collectively, the "Distribution Agreement").

                  B. Debtor, Secured Party, Hilton Hotels Corporation, a Delaware corporation, Park Place Entertainment Corporation (formerly known as Gaming Co., Inc.), a Delaware corporation, and Gaming Acquisition Corporation, a Minnesota corporation, are parties to an Agreement and Plan of Merger, dated as of June 30, 1998 (the "Merger Agreement" and, together with the Distribution Agreement, the "Agreements").

                  C. The Agreements provide that Debtor shall indemnify, save and hold harmless Secured Party and certain of its related parties, with respect to certain matters upon the terms and subject to the conditions provided in the respective Agreements and that as security therefor (and not in lieu thereof) a trust estate shall be established for the protection of Secured Party, its affiliates and subsidiaries.

                  D. Pursuant to, and as a condition of, the Merger Agreement,
(i) Debtor and Secured Party have entered into a Trust Agreement with Trustee, as Trustee, dated as of (the date hereof as from time to time amended, the "Trust Agreement"), under which Trustee owns and holds in trust, as set forth in the Trust Agreement, the Trust Estate (as defined in the Trust Agreement), and
(ii) Debtor and Trustee are executing and delivering to Secured Party this Agreement.

                                    AGREEMENT

                  In consideration of the foregoing and the mutual promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Secured Party and Debtor, intending to be legally bound, hereby agree as follows:

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                                   ARTICLE I.
                        DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.1. Trust Agreement Definitions. The following terms shall have the meanings assigned to them in the Trust Agreement:

                  "Cash Equivalents"
                  "Initial Trust Estate"
                  "Trust Estate"

                  Section 1.2. U.C.C. Definitions. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as in effect in the State of New York on the date of the Merger Agreement (the "UCC").

                  Section 1.3. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Agreement to Pay" means the agreement to pay an amount of $30,000,000 executed by Debtor in favor of Trustee, which agreement to pay comprises part of the Trust Estate.

                  The "Agreements" is defined in Recital B of this Agreement.

                  This "Agreement" means this Pledge and Security Agreement.

                  "Cash Collateral Account" means the bank or other account into which cash portions of the Trust Estate are to be deposited pursuant to and in accordance with the terms of the Trust Agreement.

                  "Collateral" is defined in Section 2.1 of this Agreement.

                  "Collateral Agreement" is defined in Recital B of this Agreement.

                  "Trust Agreement" is defined in Recital C of this Agreement.

                  "Debtor" is defined in the Preamble of this Agreement.

                  "Debtor Collateral" is defined in Section 2.1 of this Agreement.

                  "Distribution Agreement" is defined in Recital A of this Agreement.

                  "Event of Default" means any of the following events: (i) Debtor's failure to pay any Secured Obligation (other than any obligations under the Agreement to Pay) when due, and such failure continues for five calendar days after either (A) it is acknowledged in writing by Debtor or (B) such Secured Obligation is determined to be due and payable in arbitration proceedings conducted in accordance with Section 21 of the Trust Agreement or by order of a


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court of competent jurisdiction; (ii) Debtor's failure to pay any obligation under the Agreement to Pay when due (iii) any representation or warranty made by Debtor in this Agreement proves to have been inaccurate in any material respect when made, and such inaccuracy continues for 10 calendar days after written notice thereof is given to Debtor by Secured Party; (iv) Debtor and/or Trustee fails to perform or observe any term, covenant or agreement contained in the Trust Agreement or this Agreement, and such failure continues for 10 calendar days after either (A) it is acknowledged in writing by Debtor or Trustee or (B) such failure is determined to have occurred and such term, covenant or agreement is determined to be enforceable in arbitration proceedings conducted in accordance with Section 21 of the Trust Agreement or by order of a court of competent jurisdiction; (v) Debtor admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors; (vi) any proceeding is instituted by or against Debtor seeking an order for relief under the United States Bankruptcy Code or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property under any law relating to bankruptcy, insolvency, liquidation or reorganization or relief of debtors and either (A) any such relief in any such proceeding is sought or consented to by Debtor or an order for any such relief is entered against Debtor, or (B) any such proceeding instituted against Debtor remains undismissed and unstayed for a period of 60 calendar days; (vii) Debtor takes any corporate action to authorize any of the actions described in clause
(vi) above; (viii) any provision of the Trust Agreement or this Agreement for any reason ceases to be valid and binding on Debtor and/or Trustee in any respect materially adverse to Secured Party or the holders of Secured Obligations, and a valid and binding reasonably equivalent substitute is not offered to Secured Party, to be held in trust as part of the Trust Estate, within 10 calendar days after written notice thereof is given by Secured Party;
(ix) Debtor repudiates or purports to revoke or terminate, in any material respect, any of its obligations under the Trust Agreement or this Agreement, and such event continues for 10 calendar days after written notice thereof is given to Debtor by Secured Party; or (x) this Agreement for any reason does not create or this Agreement ceases to create a valid and perfected first priority security interest in any property described herein as part of the Collateral, and such event continues for 10 calendar days after written notice thereof is given to Debtor and Trustee by Secured Party.

                  "Lien" means any mortgage, deed of trust, lien, pledge, charge, security interest, hypothecation, assignment, deposit arrangement or encumbrance of any kind in respect of any asset, whether or not filed, recorded or otherwise perfected or effective under applicable law, as well as the interest of a vendor or lessor under any conditional sale agreement, capital or finance lease or other title retention agreement relating to such asset.

                  "Merger Agreement" is defined in Recital B of this Agreement.

                  "Proceeds" includes (i) any and all payments, dividends, cash, options, warrants, rights, instruments and other property of any type or nature at any time received, receivable or otherwise distributed, voluntarily or involuntarily, on account of, in respect of or in replacement, substitution or exchange for any item of Collateral or upon the collection, sale, or other disposition of any item of Collateral; (ii) any and all insurance or payments under any indemnity,


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warranty or guaranty now or hereafter payable in respect of any item of Collateral or any proceeds thereof or any loss relating thereto;
(iii) any and all claims against any person or entity based on or in any respect relating to or arising from any item of Collateral; (iv) any and all "proceeds" of any Collateral, as the term "proceeds" is used in the UCC; and (v) any and all property and interests in property acquired with or in exchange for any of the foregoing.

                   "Secured Obligations" means (i) each and all present and future indemnities, liabilities and obligations of every type and description of Debtor at any time arising under, pursuant to or in respect of (A) the Merger Agreement, (B) the Distribution Agreement; (C) this Agreement, or (D) the Trust Agreement (in each case whether now outstanding or hereafter arising or incurred, whether sole, joint, several, or joint and several) and (ii) each and all present and future indemnities, liabilities and obligations of every type and description of Trustee at any time arising under, pursuant to or in respect of the Trust Agreement (in each case whether now outstanding or hereafter arising or incurred, whether sole, joint, several, or joint and several) and, in each case, all costs and expenses incurred by Secured Party in asserting, collecting, enforcing or protecting its security interest in any Collateral in any bankruptcy case or insolvency proceeding to which Debtor may be party and all collection costs and enforcement expenses incurred by Secured Party in retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on any Collateral or otherwise exercising or enforcing any of its rights or remedies hereunder, together with Secured Party's reasonable attorneys' fees and disbursements and court costs related thereto.

                  "Secured Party" means the person identified as such in the preamble of this Agreement and any of its successors or assigns.

                  "Securities Act" is defined in Section 6.5 of this Agreement.

                  "Trustee" means the person identified as such in the preamble of this Agreement, acting as Trustee under the Trust Agreement, and any successor Trustee thereunder.

                  "Trustee Collateral" is defined in Section 2.1 of this Agreement.

                                   ARTICLE II.
                        SECURITY INTEREST AND COLLATERAL

                  Section 2.1.      Creation of Security Interest.

                  (a) Debtor Collateral. As security for the due and punctual payment and performance of each and all of the Secured Obligations, Debtor hereby irrevocably grants Secured Party a security interest in all right, title and interest of Debtor, to the extent Debtor has any such right, title or interest, in, to, under or derived from the following property (collectively, the "Debtor Collateral"), in each case whether now owned or hereafter acquired by Debtor and wherever located:

                  (1) CASH, CASH EQUIVALENTS AND OTHER ASSETS OF THE TRUST
                  ESTATE: All cash, Cash Equivalents and other property of every type


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                  and description now or at any time hereafter constituting part of the Trust Estate or required by the terms of the Trust Agreement to constitute part of the Trust Estate;

                  (2) INTEREST IN THE TRUST ESTATE OR UNDER THE TRUST AGREEMENT:
                  All rights and interests of every type and description, whenever and however arising, in or to the Trust Estate or in, to or under the Trust Agreement (including, without limitation, the Agreement to Pay); and

                  (3) PROCEEDS: All Proceeds, except Proceeds that have been released from the Trust Estate and delivered to Debtor pursuant to the Trust Agreement.

                  (b) Trustee Collateral. As security for the due and punctual payment and performance of each and all of the Secured Obligations, Trustee hereby irrevocably grants Secured Party a security interest in all right, title and interest of Trustee, in, to, under or derived from the following property (collectively, the "Trustee Collateral" and, together with the Debtor Collateral, the "Collateral"), in each case whether now owned or hereafter acquired by Debtor and wherever located:

                  (4) CASH, CASH EQUIVALENTS AND OTHER ASSETS OF THE TRUST
                  ESTATE: All cash, Cash Equivalents and other property of every type and description now or at any time hereafter constituting part of the Trust Estate or required by the terms of the Trust Agreement to constitute part of the Trust Estate;

                  (5) INTEREST IN THE TRUST ESTATE OR UNDER THE TRUST AGREEMENT:
                  All rights and interests of every type and description, whenever and however arising, in or to the Trust Estate or in, to or under the Trust Agreement (including, without limitation, the Agreement to Pay); and

                  (6) PROCEEDS: All Proceeds, except Proceeds that have been released from the Trust Estate and delivered to Debtor pursuant to the Trust Agreement.

                  Section 2.2. Delivery of Instruments; Deposit of Funds. All stock certificates, notes, bonds, debentures and other instruments, if any, constituting Collateral shall be delivered to and held by Secured Party, without any notice from or demand by Secured Party, in each case in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignments in blank or with appropriate endorsements, in form and substance satisfactory to Secured Party. All cash (including Proceeds in the form of cash) constituting Collateral shall be deposited (in a manner acceptable to Secured Party) in the Cash Collateral Account, to be held by Secured Party, without notice from or demand, by Secured Party.

                  Section 2.3. Further Assurances. Each of Debtor and Trustee will promptly (and in no event later than five days after request by Secured Party) execute and deliver, and use its reasonable best efforts to obtain from others, any and all instruments, certificated securities and documents (including, without limitation, assignments, transfer documents and transfer


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notices, financing statements and other lien notices), in form and substance satisfactory to Secured Party, and take all other actions (including, without limitation, the deposit of funds) which are necessary or, in the good faith judgment of Secured Party, desirable or appropriate to create, perfect, protect, or enforce Secured Party's security interests in the Collateral, to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, to protect the Collateral against the rights, claims or interests of third persons, or to effect or to assure further the purposes and provisions of this Agreement, and Debtor will pay all costs related thereto and all reasonable expenses incurred by Secured Party and the Trustee in connection therewith.

                  Section 2.4. Survival of Security Interest. Except as otherwise required by law, the security interest granted hereby shall, except as to property released from the Trust Estate and delivered to or for account of Debtor by Trustee pursuant to, and in accordance with, the Trust Agreement, (i) remain enforceable as security for any and all Secured Obligations, whether now outstanding or created or incurred at any future time, until all of the Secured Obligations have been indefeasibly paid, retired and discharged in full, and
(ii) survive any sale, exchange or other disposition by Debtor or Trustee of its interest in any Collateral and remain enforceable against each transferee and subsequent owner of such interest (to the fullest extent permitted under applicable law), even if such sale, exchange or other disposition is permitted at the time under the Trust Agreement.

                  Section 2.5. Reinstatement. If at any time any payment on any Secured Obligation is set aside, avoided, or rescinded or must otherwise be restored or returned, this Agreement and the security interest created hereby shall remain in full force and effect and, if previously released or terminated, shall be automatically and fully reinstated, without any necessity for any act, consent or agreement of Debtor, as fully as if such payment had never been made and as fully as if any such release or termination had never become effective.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

                  Section 3.1. Representations and Warranties. Each of Debtor, Trustee and Secured Party represents and warrants, severally and not jointly, that with respect to itself only:

                  (a) Debtor's chief executive office is located in Hennepin County, Minnesota. Trustee's chief executive office is located in Charlotte, North Carolina.

                  (b) It at all times is (or, as to any item of Collateral acquired after the date hereof, will be) the sole legal and beneficial owner of all Collateral reflected on its books and records as belonging to it and has exclusive possession and control thereof free and clear of any and all Liens, subject to the Trust Agreement and this Agreement and the interests, possession and control granted thereunder. No financing statement, notice of lien, mortgage, deed of trust or instrument similar in effect covering the Collateral, any portion thereof, or any proceeds thereof, exists or is on file in any public office, except as may have been filed in favor of Secured Party.



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                  (c) Except for the UCC, neither it nor any Collateral
purported to be granted by it is subject to any requirement of law or contractual obligation which prohibits, restricts, or limits the execution, delivery or performance of this Agreement or the creation, perfection or enforcement of the security interest purported to be created hereby.

                  (d) Debtor's United States federal taxpayer identification number is: 41-1913991. Trustee's United States federal taxpayer identification number is: 56-0900030.

                  (e) It is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is duly qualified to do business and in good standing in each jurisdiction where its assets are located or its operations are conducted, except where the failure to be so qualified could not reasonably be expected to cause a change that would be material and adverse to it or to Secured Party's rights under this Agreement.

                  (f) It has the corporate power to execute, deliver and perform its obligations under the Trust Agreement and this Agreement.

                  (g) Its execution, delivery and performance of each of the Trust Agreement and this Agreement (i) have been duly authorized by all necessary action of its board of directors, (ii) do not contravene its certificate or articles of incorporation or by-laws or any other governing document, and (iii) do not and will not result in or require the creation of any Lien (other than pursuant to the Trust Agreement and this Agreement) upon any of its property or assets.

                  (h) No authorization or approval or other action by, and no notice to or filing with, any governmental officer, department, agency or authority is required for the due execution, delivery and performance by it of each of the Trust Agreement and this Agreement, except the filing of required financing statements, if any, to perfect Secured Party's security interest which have been duly filed.

                  (i) Each of the Trust Agreement and this Agreement is a legal, valid and binding obligation of it, enforceable against it in accordance with its respective terms, subject to applicable laws generally affecting the enforcement of creditors' rights.

                  (j) Its execution, delivery and performance of each of the Trust Agreement and this Agreement (i) does and will comply with all applicable laws, (ii) does and will comply with, and does not and will not conflict with, constitute a breach of or give rise to any Lien, default, event of default or other adverse consequence under, any note, indenture, undertaking, agreement or other contractual obligation that is binding upon Debtor or secured by or enforceable against any property of Debtor, except for such conflicts, breaches, Liens, defaults, events of default or other adverse consequences that could not, individually or in the aggregate, have a material adverse effect on Debtor or, with respect to the Secured Party, on Secured Party's rights under this Agreement.

                  (k) Secured Party holds an enforceable and perfected first Lien in the Collateral. No other Liens are outstanding against the Collateral.

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                                   ARTICLE IV.
                                    COVENANTS

                  Section 4.1. Covenants. Each of Debtor and Trustee covenants and agrees that so long as the security interest created hereby remains outstanding and/or so long as required by the Trust Agreement:

                  (a) As and when required by the Trust Agreement, it will (i) deliver to Secured Party each instrument and certificated security included in the Collateral as set forth in Article II and (ii) deposit in the Cash Collateral Account all cash (including Proceeds in the form of cash) constituting Collateral included in the Collateral as set forth in Article II or required to be deposited or otherwise delivered to the Secured Party pursuant to the terms of this Agreement or the Trust Agreement.

                  (b) It will (i) notify, in a reasonably prompt manner, the Secured Party of any change in its name, identity or corporate structure, or in the location of its chief executive office, or (ii) not keep any tangible Collateral or any records relating to any Claim owned by it, or permit or suffer any such Collateral or records to be moved, to any other location unless (in each case) an appropriate financing statement has been filed in the proper office and in the proper form, and all other requisite actions have been taken, to perfect or continue the perfection (without loss of priority) of Secured Party's security interest in the Collateral.

                  (c) It will defend, at Debtor's expense, the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

                  (d) It will not encumber, sell, exchange or otherwise dispose of any item of Collateral or any interest therein, or permit or suffer any such item to be encumbered, sold, exchanged or otherwise disposed of, unless (i) such action is permitted at the time under the Trust Agreement and (ii) it makes all payments on account of the Secured Obligations required to be made therefrom, or in exchange or substitution therefor, and it takes all other actions required to be taken in connection therewith, under the Trust Agreement.

                  (e) Secured Party is hereby authorized to file one or more financing statements or fixture filings, and continuations thereof and amendments thereto, relative to all or any part of the Collateral, without the signature of Debtor or Trustee where permitted by law. A copy of this Agreement may be filed as a financing statement wherever permitted by law.

                  (f) Secured Party may at any time (but shall not be obligated to) (i) perform any of the obligations of Debtor or Trustee under this Agreement if Debtor or Trustee fails to perform such obligation within five calendar days after written demand by Secured Party and (ii) make any payments and do any other acts Secured Party may deem necessary or desirable to protect its security interest in the Collateral, including, without limitation, the right to pay, purchase, contest or compromise any Lien that attaches or is asserted against any Collateral and to appear in and defend any action or proceeding relating to the Collateral, and Debtor will promptly reimburse Secured Party for all payments made by Secured Party in doing so, together



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with interest thereon at the judgment rate and all costs and expenses related thereto as set forth in Section 9.10.

                                   ARTICLE V.
                           INTEREST AND DISTRIBUTIONS

                  Section 5.1. Distributions and Payments. Trustee shall be entitled to hold as part of the Trust Estate, subject to the Trust Agreement, all income, interest or distributions from cash, Cash Equivalents and all Proceeds, provided that such income, interest or distributions shall be pledged as Collateral hereunder.

                                   ARTICLE VI.
                              DEFAULTS AND REMEDIES

                  Section 6.1. Remedies. Upon and at any time after the occurrence of any Event of Default, and from time to time on each occasion when an Event of Default has occurred and is continuing, Secured Party may exercise and enforce each and all of the rights and remedies available to a secured party upon default under the UCC or other applicable law.

                  (a) Secured Party may cause any or all instruments or investment securities, if any, constituting part of the Trust Estate to be transferred into Secured Party's name and exercise and enforce any or all of the rights, interests, privileges and remedies of a holder against the issuer thereof, as freely and fully as if Secured Party were the absolute owner but as a secured party and as part of the Trust Estate.

                  (b) Secured Party may sell or otherwise dispose of any or all of the Collateral or any part thereof in one or more parcels and from time to time in any quantity or portion and on any number of occasions, at a public sale or in a private sale or transaction, on any exchange or market or at Secured Party's offices or at any other location, for cash, on credit or for future delivery, and may enter into all contracts necessary or appropriate in connection therewith, without any notice whatsoever unless required by law.

                  (c) Debtor agrees that at least 10 calendar days' written notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall be commercially reasonable. The giving of notice of any such sale or other disposition shall not obligate Secured Party to proceed with the sale or disposition, and any such sale or disposition may be postponed or adjourned from time to time, without further notice.

                  Section 6.2. Remedies Cumulative. Secured Party may exercise and enforce each right and remedy available to it upon the occurrence of an Event of Default either before or concurrently with or after, and independently of, any exercise or enforcement of any other right or remedy of Secured Party or any holder of any Secured Obligation against any person, entity or property. All such rights and remedies shall be cumulative, and no one of them shall exclude or preclude any other.

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                  Section 6.3. Surplus: Deficiency. Any surplus proceeds of any sale or other disposition of Collateral by Secured Party remaining after all the Secured Obligations are indefeasibly paid in full and discharged shall be paid over to Debtor or to whomever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct, except that if any contingent, unliquidated or unmatured Secured Obligation then remains outstanding, such surplus proceeds may be retained by Secured Party and held as Collateral until such time as all outstanding Secured Obligations have been determined, liquidated and indefeasibly paid in full and discharged. Debtor shall be and remain liable for any deficiency.

                  Section 6.4. No Recourse to Trustee. As to Trustee only (without in any way affecting Secured Party's rights as to Debtor), upon and Event of Default, Secured Party shall look solely to the Collateral, and not to Trustee's other assets or property, for relief and Secured Party shall have no recourse to any of Trustee's other assets or property.

                                  ARTICLE VII.
                                THE SECURED PARTY

                  Section 7.1. No Liability. Secured Party makes no statement, promise, representation or warranty whatsoever, and shall have no liability whatsoever, to any holder of any Secured Obligations as to the authorization, execution, delivery, legality, enforceability or sufficiency of this Agreement or as to the creation, perfection, priority or enforceability of any security interest granted hereunder or as to the existence, ownership, quality, condition, value or sufficiency of any Collateral or as to any other matter whatsoever.

                  Section 7.2. Holders Bound. Except where the consent of others may be required pursuant to the express provisions of the Trust Agreement, any modification, amendment, waiver, termination or discharge of any security interest, right, remedy, power or benefit conferred upon Secured Party hereby that is effectuated in a writing signed by Secured Party shall be binding upon all holders of Secured Obligations if it is authorized in the Trust Agreement.

                  Section 7.3. Duty of Care. Neither Secured Party nor any director, officer, employee, attorney or agent of Secured Party shall be obligated to care for the Collateral hereunder or to collect, enforce, vote, or protect the Collateral or any rights or interests of Debtor related thereto or to preserve or enforce any rights which Debtor or any other Person may have against any third party, except only that Secured Party shall exercise reasonable care in physically safekeeping any item of Collateral that was delivered into Secured Party's possession. Secured Party or Trustee shall be deemed to have exercised such reasonable care if the Collateral is accorded treatment substantially equal to that which Secured Party accords to its own property or if it selects, with reasonable care, a custodian or agent to hold such Collateral for Secured Party's account.

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                                  ARTICLE VIII.
                             EXONERATION AND WAIVERS

                  Section 8.1. Rights and Interests Not Prejudiced, Affected or Impaired.None of (i) the security interests granted hereby, (ii) the trusts and interests created under the Trust Agreement, (iii) any power, privilege, right or remedy of Secured Party relating thereto, or (iv) the beneficial interest of Secured Party and other holders of Secured Obligations therein and thereunder shall at any time in any way be prejudiced, affected or impaired by any act or failure to act on the part of Debtor or by any act or failure to act on the part of Trustee or Secured Party or any other holder of Secured Obligations or by any breach or default by any of them in the performance or observance of any promise, covenant or obligation enforceable by Debtor, regardless of any knowledge thereof that Trustee or Secured Party or any such other holder may have or otherwise be charged with.

                  (a) Without in any way limiting the generality of the foregoing, Secured Party and each other holder of any Secured Obligations may at any time and from time to time without incurring any responsibility or liability to Debtor or Trustee and without in any manner prejudicing, affecting or impairing any such security interest, trust, interest, power, privilege, right or remedy or the obligations of Debtor or Trustee to Secured Party and the other holders of Secured Obligations:

                                    (i) Make loans and advances to Debtor, or
                  issue, guaranty or obtain letters of credit for account of Debtor or otherwise extend credit to Debtor, in any amount and without any limitation or restriction whatsoever, on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or Event of Default or failure of condition is then continuing;

                                    (ii) Change the manner, place or terms of
                  payment or extend the time of payment of, or renew or alter, compromise, accelerate, extend, refinance, release or discharge, any Secured Obligation or any other indebtedness or liability of Debtor or Trustee or any agreement, guaranty, lien or obligation of Debtor or Trustee or any other person or entity in any manner related thereto, or otherwise amend, supplement or change in any manner any Secured Obligation or any such indebtedness or liability or any such agreement, guaranty, lien or obligation;

                                    (iii) In any manner modify, transform,
                  change, refinance, replace, reclassify, subordinate or recharacterize any such indebtedness or liability;

                                    (iv) Without the consent of or notice to
                  Debtor or Trustee, release or discharge any guaranty or any other Lien, right, remedy or claim against any person or entity;

                                    (v) Without the consent of or notice to
                  Debtor or Trustee, take or fail to take any collateral security for any Secured Obligation or take or fail to


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                  take any action which may be necessary or appropriate to
                  ensure that any lien upon any property securing any Secured Obligation is duly enforceable or perfected or entitled to priority as against any other Lien or to ensure that any proceeds of any property subject to any Lien are applied to the payment of any Secured Obligation;

                                    (vi) Without the consent of or notice to
                  Debtor or Trustee, release, discharge or permit the lapse of any or all Liens upon any property at any time securing any Secured Obligation;

                                    (vii) Without the consent of or notice to
                  Debtor or Trustee (except as required by applicable law), exercise or enforce, in any manner, order or sequence, or fail to exercise or enforce, any right or remedy against Debtor or Trustee or in respect of the Collateral or the Trust Estate or any other collateral security or any other person, entity or property in respect of any Secured Obligation or Lien securing any Secured Obligation or any right under this Agreement or the Trust Agreement; or

                                    (viii) Without the consent of or notice to
                  Debtor or Trustee, sell, exchange, release, foreclose upon or otherwise deal with any property that may at any time be subject to any Lien securing any Secured Obligation.

                  (b) No exercise, delay in exercising or failure to exercise any right arising under this Agreement or the Trust Agreement, no act or omission of Secured Party or any other holder of any Secured Obligation in respect of Debtor or any other person or entity or the Collateral or the Trust Estate or any other collateral security for any Secured Obligation or any right arising under this Agreement or the Trust Agreement, no change, impairment, or suspension of any right or remedy of Secured Party or any other holder of any Secured Obligation, and no other act, failure to act, circumstance, occurrence or event which, but for this provision, would or could act as a release or exoneration of the obligations of Debtor or Trustee shall in any way affect, decrease, diminish or impair any of the obligations of Debtor or Trustee under this Agreement or give Debtor or any other person or entity any recourse or defense against Secured Party or any other holder of Secured Obligations in respect of any security interest, trust, interest, power, privilege, right or remedy arising under this Agreement or the Trust Agreement.

                                   ARTICLE IX.
                            MISCELLANEOUS PROVISIONS

                  Section 9.1. Notices. All notices, requests, approvals, consents and other communications required or permitted to be made hereunder shall, except as otherwise provided, be given in the manner specified and to the addresses set forth in Section 13 of the Trust Agreement.

                  Section 9.2. Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.



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

                  Section 9.3. Changes. This Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 9.4. Debtor Remains Liable. Debtor shall remain liable under all contracts and agreements, if any, included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed. The exercise or enforcement by Secured Party of any of its rights and remedies under this Agreement or in respect of the Collateral shall not release Debtor from any of its duties or obligations under any such contracts or agreements. Neither Secured Party nor Trustee shall be obligated to perform any such duties or obligations or shall be liable for any breach thereof.

                  Section 9.5. No Waiver. No failure by Secured Party to exercise, or delay by Secured Party in exercising, any power, right or remedy under this Agreement shall operate as a waiver thereof. No waiver by Secured Party shall be effective unless given in a writing signed by it. No waiver so given shall operate as a waiver in respect of any other matter or in respect of the same matter on a future occasion. Acceptance of or acquiescence in a course of performance in respect of this Agreement shall not waive or affect the construction or interpretation of the terms of this Agreement even if the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  Section 9.6. Entire Agreement. This Agreement and the Trust Agreement are intended by the parties as a final expression of their agreement and a complete and exclusive statement of the terms and conditions related to the subject matter thereof.

                  Section 9.7. Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions hereof, or of such provision in any other application, shall not be in any way affected or impaired thereby and such other provisions and applications shall be enforceable to the fullest extent lawful.

                  Section 9.8. Power of Attorney. Each of Debtor and Trustee hereby appoints and constitutes Secured Party or any delegate, nominee or agent acting for Secured Party as Debtor's and Trustee's attorney-in-fact with the power and authority (but not the duty), in the name of Debtor or Trustee or in the name of Secured Party or such delegate, nominee or agent, to (i) execute, deliver and file such financing statements, agreements, deeds and writings as Debtor or Trustee is required to execute, deliver or file hereunder, (ii) endorse, collect or transfer any item of Collateral which Debtor or Trustee is required to endorse, collect or transfer hereunder or which Secured Party is permitted to endorse, collect or transfer hereunder, (iii) make any payments or take any action under Section 2.3 or Section 4.1(f), (iv) take any other action required of Debtor or Trustee or permitted to Secured Party hereunder, and (v) take any action reasonably necessary or incidental to any of the foregoing. This power of attorney is coupled


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

with an interest and is irrevocable as to Debtor and Trustee. Secured Party shall have no duty whatsoever to exercise any power herein granted it.

                  Section 9.9. Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

                  Section 9.10. Costs and Expenses; Indemnification. Debtor hereby agrees (i) to pay or reimburse Secured Party and Trustee for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and court costs) incurred in connection with or as a result of the exercise or enforcement by Secured Party and Trustee of any right or remedy available to it or the protection or enforcement of Secured Party's interest in the Collateral in any bankruptcy case or insolvency proceeding and (ii) to indemnify Secured Party and Trustee for, and defend and hold it harmless against, any loss, liability or expense incurred by it in connection with its entering into this Agreement or carrying out any of its duties or exercising any of its rights hereunder, on the terms and subject to the limitations set forth in Section 11 of the Trust Agreement.

                  Section 9.11. GOVERNING LAW; ARBITRATION; LIMITATION OF LIABILITY; WAIVER OF BOND.

                  (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (b) ARBITRATION. THE PARTIES HERETO AGREE THAT ANY DISPUTE, CONTROVERSY OR DISAGREEMENT BETWEEN THE PARTIES RELATED TO THE OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT IN RESPECT OF WHICH RESOLUTION CANNOT BE REACHED SHALL BE SUBMITTED FOR MEDIATION AND FINAL AND BINDING ARBITRATION IN ACCORDANCE WITH SECTION 9.14 OF THE DISTRIBUTION AGREEMENT, INCLUDING SECTION 9.14(C) THEREOF REGARDING THE PARTIES' ABILITY TO SEEK SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF THEREOF.

                  (c) LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY DEBTOR OR TRUSTEE AGAINST SECURED PARTY OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF SECURED PARTY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND DEBTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO


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

SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                  (d) WAIVER OF BOND. EACH OF DEBTOR AND TRUSTEE WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF SECURED PARTY IN CONNECTION WITH THE ENFORCEMENT OF ANY OF ITS REMEDIES HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY ORDER OR WRIT FOR REPLEVIN OR DELIVERY OF POSSESSION OF ANY COLLATERAL.

                  Section 9.12. Successors and Assigns. This Agreement is binding upon and enforceable against Debtor and its successors and assigns. This Agreement is binding upon and enforceable against Trustee and its successors and assigns. This Agreement shall inure to the benefit of and may be enforced by Secured Party and its successors and assigns and each and every other person or entity which at any time holds or is entitled to enforce any of the Secured Obligations and each of their respective heirs, representatives, successors and assigns. Trustee reserves the right to resign as Trustee under the Trust Agreement, in the manner and with the effect set forth in Section 10(f) and 10(g) thereof.

                            [Signature Page Follows]




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




                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    "DEBTOR"

                                    LAKES GAMING, INC.,
                                    a Minnesota corporation



                                    By: /s/ TIMOTHY COPE
                                        --------------------------
                                        Name: Timothy Cope
                                        Title: Chief Financial Officer





                                    "SECURED PARTY"

                                    GRAND CASINOS, INC.,
                                    a Minnesota corporation



                                    By: /s/ TIMOTHY COPE
                                       ---------------------------
                                       Name: Timothy Cope
                                       Title: Chief Financial Officer


                                    "TRUSTEE"

                                    FIRST UNION NATIONAL BANK,
                                    a national banking association


                                    By: /s/ DONNA J. FLANAGAN
                                       --------------------------
                                       Name: Donna J. Flanagan
                                       Title: Vice President





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